                                                                     EXHIBIT 4.1
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                                 TRUST INDENTURE



                       BETWEEN FIRST SHARES BANCORP, INC.

                        AND THE HUNTINGTON NATIONAL BANK,
                                   AS TRUSTEE





                              --------------------





                                             , 2002
                              ---------------




                              --------------------







                           FIRST SHARES BANCORP, INC.

================================================================================

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                                TABLE OF CONTENTS
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                                                                                                                PAGE
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                                                    ARTICLE ONE
                                          DEFINITIONS AND OTHER PROVISIONS
                                              OF GENERAL APPLICATION

   Section 101.  Definitions......................................................................................1

   Section 102.  Compliance Certificates and Opinions.............................................................8

   Section 103.  Form of Documents Delivered to Trustee...........................................................8

   Section 104.  Acts of Debentureholders.........................................................................9

   Section 105.  Notices, etc.  to Trustee and Company...........................................................10

   Section 106.  Notices to Debentureholders; Waiver.............................................................10

   Section 107.  Incorporation of Trust Indenture Act............................................................11

   Section 108.  Effect of Headings and Table of Contents........................................................11

   Section 109.  Successors and Assigns..........................................................................11

   Section 110.  Separability Clause.............................................................................11

   Section 111.  Benefits of Indenture...........................................................................11

   Section 112.  Governing Law...................................................................................11

   Section 113.  Legal Holidays..................................................................................11


                                                    ARTICLE TWO
                                                  DEBENTURE FORMS


   Section 201.  Forms Generally.................................................................................12

   Section 202.  Form of Commonly Registered Debenture...........................................................12

   Section 203.  Form of Trustee's Certificate of Authentication
                 of Commonly Registered Debentures...............................................................18

   Section 204.  Form of Unrestricted Debenture..................................................................19

   Section 205.  Form of Trustee's Certificate of Authentication of Unrestricted Debentures......................23


                                                   ARTICLE THREE
                                                  THE DEBENTURES


   Section 301.  Title and Terms.................................................................................24

   Section 302.  Denominations...................................................................................24
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                                        i

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   Section 303.  Execution, Authentication and Delivery and Dating...............................................24

   Section 304.  Temporary Commonly Registered Debentures and Unrestricted Debentures............................25

   Section 305.  Registration, Transfer and Exchange.............................................................26

   Section 306.  Mutilated, Destroyed, Lost or Stolen Debentures.................................................27

   Section 307.  Payment of Interest; Interest Rights Preserved..................................................28

   Section 308.  Persons Deemed Owners...........................................................................29

   Section 309.  Cancellation....................................................................................30

   Section 310.  Authentication and Delivery of Original Issue...................................................30

   Section 311.  Issuance of Debentures upon Partial Payments under Equity Contracts.............................30

   Section 312.  Computation of Interest.........................................................................31


                                                   ARTICLE FOUR
                                            SUBORDINATION OF DEBENTURES


   Section 401.  Agreement to Subordinate........................................................................31

   Section 402.  Payments Upon Distribution of Assets............................................................31

   Section 403.  Subrogation.....................................................................................33

   Section 404.  Obligation of Company Unconditional.............................................................33

   Section 405.  Rights of Holders of Senior Indebtedness Not Impaired...........................................34

   Section 406.  Obligation of Company to Pay Debentures Not Impaired............................................34

   Section 407.  Trustee Authorized to Act for Debentureholder...................................................34

   Section 408.  Trustee Not Charged with Knowledge of Senior Indebtedness.......................................34

   Section 409.  Applicability of Article Four...................................................................35

   Section 410.  "Trustee" to Include Paying Agent...............................................................35


                                                   ARTICLE FIVE
                                            SATISFACTION AND DISCHARGE


   Section 501.  Satisfaction and Discharge of Indenture.........................................................35

   Section 502.  Application of Trust Money......................................................................36


                                                    ARTICLE SIX
                                                     REMEDIES


   Section 601.  Events of Default...............................................................................36
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                                       ii
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   Section 602.  Acceleration of Maturity; Rescission and Annulment..............................................37

   Section 603.  Collection of Indebtedness and Suits for Enforcement by Trustee.................................38

   Section 604.  Trustee May File Proofs of Claim................................................................39

   Section 605.  Trustee May Enforce Claims Without Possession of Debentures.....................................40

   Section 606.  Application of Money Collected..................................................................40

   Section 607.  Limitation on Suits.............................................................................41

   Section 608.  Unconditional Right of Holders to Receive Principal, Premium and Interest.......................41

   Section 609.  Restoration of Rights and Remedies..............................................................41

   Section 610.  Rights and Remedies Cumulative..................................................................42

   Section 611.  Delay or Omission Not Waiver....................................................................42

   Section 612.  Control by Debentureholders.....................................................................42

   Section 613.  Waiver of Past Defaults.........................................................................42

   Section 614.  Undertaking for Costs...........................................................................43


                                                   ARTICLE SEVEN
                                                    THE TRUSTEE


   Section 701.  Certain Duties and Responsibilities.............................................................43

   Section 702.  Notice of Defaults..............................................................................44

   Section 703.  Certain Rights of Trustee.......................................................................45

   Section 704.  Not Responsible for Recitals or Issuance of Debentures..........................................46

   Section 705.  May Hold Debentures.............................................................................46

   Section 706.  Money Held in Trust.............................................................................46

   Section 707.  Compensation and Reimbursement..................................................................46

   Section 708.  Disqualification; Conflicting Interests.........................................................47

   Section 709.  Corporate Trustee Required; Eligibility.........................................................47

   Section 710.  Resignation and Removal; Appointment of Successor...............................................47

   Section 711.  Acceptance of Appointment by Successor..........................................................48

   Section 712.  Merger, Conversion, Consolidation or Succession to Business.....................................49

   Section 713.  Preferential Collection of Claims Against Company...............................................49

   Section 714.  Appointment of Authenticating Agent.............................................................49
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                                      iii
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                                                   ARTICLE EIGHT
                                        DEBENTUREHOLDERS' LISTS AND REPORTS
                                              BY TRUSTEE AND COMPANY


   Section 801.  Company to Furnish Trustee Names and Addresses of Debentureholders..............................51

   Section 802.  Preservation of Information; Communications to Debentureholders.................................51

   Section 803.  Reports by Trustee..............................................................................51

   Section 804.  Reports by Company..............................................................................51


                                                   ARTICLE NINE
                                  CONSOLIDATION, MERGER, CONVEYANCE AND TRANSFER


   Section 901.  Company May Consolidate, etc., Only on Certain Terms............................................52

   Section 902.  Successor Corporation Substituted...............................................................53


                                                    ARTICLE TEN
                                              SUPPLEMENTAL INDENTURES


   Section 1001.  Supplemental Indentures without Consent of Debentureholders....................................53

   Section 1002.  Supplemental Indentures with Consent of Holders................................................54

   Section 1003.  Execution of Supplemental Indentures...........................................................55

   Section 1004.  Effect of Supplemental Indentures..............................................................55

   Section 1005.  Reference in Debentures to Supplemental Indentures.............................................55


                                                  ARTICLE ELEVEN
                                                     COVENANTS


   Section 1101.  Payment of Principal, Premium and Interest.....................................................55

   Section 1102.  Maintenance of Office or Agency................................................................55

   Section 1103.  Money for Debenture Payments to be Held in Trust...............................................56

   Section 1104.  Corporate Existence............................................................................57

   Section 1105.  Restrictions on Disposition of Capital Stock of Major Subsidiaries.............................58

   Section 1106.  Statement as to Compliance.....................................................................58
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                                       iv
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                                                  ARTICLE TWELVE
                                             REDEMPTION OF DEBENTURES


   Section 1201.  Conditions; Redemption Price...................................................................58

   Section 1202.  Notice of Redemption...........................................................................59

   Section 1203.  Payment of Debentures on Redemption............................................................60


                                                 ARTICLE THIRTEEN
                                    EXCHANGE OF COMMONLY REGISTERED DEBENTURES
                                            FOR UNRESTRICTED DEBENTURES


   Section 1301.  Exchange Privilege.............................................................................60

   Section 1302.  Manner of Exercise of Exchange Privilege.......................................................61

   Section 1303.  Conversion of Commonly Registered Debentures
                  Upon Cancellation of Equity Contracts..........................................................62


                                                 ARTICLE FOURTEEN
                                      EXCHANGE OF UNRESTRICTED DEBENTURES FOR
                                          COMMONLY REGISTERED DEBENTURES


   Section 1401.  Exchange Privilege.............................................................................62

   Section 1402.  Manner of Exercise of Exchange Privilege.......................................................63

         INDENTURE dated as of ___________________, 2002, between FIRST SHARES BANCORP, INC., an Indiana corporation (hereinafter called the "Company") having its principal office at 996 South State Road 135, Greenwood, Indiana 46143, and THE HUNTINGTON NATIONAL BANK, a national banking association (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of its debentures of substantially the tenor and amount hereinafter set forth (hereinafter called the "Debentures") and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. Debentures may be issued either as Debentures which may be transferred only upon compliance with certain provisions set forth or referred to therein (hereinafter called "Commonly Registered Debentures") and Debentures which may be transferred upon compliance with the usual requirements for transfer of negotiable securities (hereinafter called "Unrestricted Debentures").

         All things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company in accordance with the provisions of this Indenture, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its respective terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the value received by the Company for the Debentures upon issuance thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:


                                   ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION

         Section 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, except that in the event of a conflict, any definition in this Indenture controls;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

         (4) the words "herein", "hereof" and "hereunder and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Seven, are defined in that Article.

         "Act" when used with respect to any Holder has the meaning specified in
Section 104.

         "Adverse Capital Determination" means the occurrence of any of the following:

         (i) the receipt by the Company of written notice (whether in an examination report of the Company or otherwise) from the Federal Reserve Board to the effect that all or any substantial portion of the Debentures will not be considered and, under the laws, rules, regulations or guidelines then existing will not in the future (regardless of the amount of the Company's other capital) be eligible to be considered, by the Federal Reserve Board as capital of the Company for the purpose of measurement or assessment by the Federal Reserve Board of the Company's capital adequacy; or

         (ii) the receipt by the Company of written advice from its counsel (other than a regular employee of the Company) that there is a substantial likelihood, arising as a result of governmental action (including, without limitation, a change of law, regulation, rule, guideline or ruling or interpretation, whether or not requested by the Company), that all or any substantial portion of the Debentures will not be considered and, under the laws, rules, regulations or guidelines then existing will not in the future (regardless of the amount of the Company's other capital) be eligible to be considered, by the Federal Reserve Board as capital of the Company for the purpose of measurement or assessment by the Federal Reserve Board of the Company's capital adequacy.

         Such Adverse Capital Determination shall be deemed to have occurred upon the date of the occurrence of the earlier of the events set forth in clause
(i) and clause (ii) of this definition and shall be evidenced by an Opinion of Counsel which counsel shall not be a regular employee of the Company) furnished to the Trustee.

         "Adverse Tax Determination" means the occurrence of any of the following:

         (i) the issuance of a written notice of deficiency or other final notice to the Company from, or any other action taken by, the Internal Revenue Service of the United

                  States which is not subject to further review or rehearing except by the filing of a petition in the Tax Court of the United States or by other judicial proceeding with or having the effect that interest paid on the Debentures is not fully deductible from the gross income of the Company for Federal income tax purposes; or

         (ii) the receipt by the Company of written advice from its counsel (other than a regular employee of the Company) that there is a substantial likelihood (including a change of law, issuance of temporary, proposed or final Treasury Regulations or issuance of an Internal Revenue Service ruling) that the Internal Revenue Service will take the position that interest paid on the Debentures is not fully deductible from the gross income of the Company for Federal income tax purposes.

         Such Adverse Tax Determination shall be deemed to have occurred upon the date of the occurrence of the earlier of the events set forth in clause (i) and clause (ii) of this definition and shall be evidenced by an Opinion of Counsel (which counsel shall not be a regular employee of the Company) furnished to the Trustee.

         "Affiliate" of any specified Person mans any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Debentures.

         "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day.

         "Bank" means First Bank, Greenwood, Indiana, a banking institution wholly owned by the Company and duly organized and existing under the laws of the State of Indiana, and any successor to its corporate trust business.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that Board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday except any of such days on which banking institutions in the State of Indiana are closed pursuant to authorization of law.

         "Collateralized Equity Contract" has the meaning specified in the recitals to the Master Equity Contract.

         "Commission" means the Securities and Exchange Commission, as from time to time instituted, created under the Securities Exchange Art of 1934, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Stock" has the meaning specified in the recitals to the Master Equity Contract.

         "Commonly Registered Equity Contract" has the meaning specified in the recitals to the Master Equity Contract.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request, instruction or order signed in the name of the Company by its Chairman of the Board, President or any Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary, or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the corporate trust office of the Trustee in Columbus, Ohio, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 7 Easton Oval, EA4E63, Columbus, Ohio 43219.

         "Debentureholder" means a Person in whose name a Debenture is registered in the Debenture Register.

         "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 305.

         "Default" has the meaning specified in Section 603.

         "Default Situation" means any event which is, or after notice or lapse of time, or both, would become, a Default or an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Equity Contract" has the meaning specified in the recitals to the Master Equity Contract.

         "Equity Contract Agent" means First Bank, Greenwood, Indiana, as Equity Contract Agent, and its successors in such capacity as provided in the Master Equity Contract.

         "Event of Default" has the meaning specified in Section 601.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

         "Holder" when used with respect to any Debenture means a Debentureholder.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Independent" when used with respect to any specified Person means such a Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Debentures or in any Affiliate of the Company or of such other obligor, and (iii) is not connected with the Company or such other obligor, or any Affiliate of the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions., but, in case of an accountant, may be regularly retained to make annual and other similar audits of the books of the Company or any Affiliate thereof. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Debentures.

         "Major Subsidiary" means any subsidiary consolidated with the Company for financial reporting purposes the assets of which, as shown on such subsidiary's balance sheet as of the end of the fiscal quarter immediately preceding any determination required hereunder, equal or exceed twenty percent (20%) of the consolidated assets of the Company as shown on its consolidated balance sheet as of the end of such quarter.

         "Master Equity Contract" means that certain Equity Contract Agency Agreement dated as of ___________________, 2002, between the Company and First Bank, Greenwood, Indiana, as Equity Contract Agent, as it may from time to time be supplemented or amended.

         "Maturity" when used with respect to any Debenture means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, by call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company or other counsel acceptable to the Trustee.

         "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

         (i) Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Debentures for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust for the Holders of such Debentures; provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Debentures Outstanding have given any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of, premium (if any) or interest on any Debenture on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, other type of business entity or government or any agency or political subdivision thereof.

         "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and for the purposes of this definition, any Debenture authenticated and delivered under Section 306 in lieu of a mutilated, lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Debenture.

         "Redemption Date" when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Premium" when used with respect to any Debenture to be redeemed, means the premium to be paid with respect thereto pursuant to this Indenture.

         "Redemption Price" when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified in Section 307.

         "Responsible Officer" when used with respect to the Trustee means the Chairman of the Board of Directors, the chairman or the vice chairman of the executive committee of the Board of Directors, the President, any Vice Chairman, the Chairman of the Trust Committee, any Executive Vice President, any Senior Vice President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the cashier, any trust officer, any assistant trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Senior Indebtedness" means the principal of, premium (if any) and interest on indebtedness (other than the Debentures) of the Company for money borrowed evidenced by bonds, notes, debentures or similar obligations, including any guaranty by the Company of any indebtedness for money borrowed of any other Person, whether any such indebtedness or guaranty is outstanding on the date of this Indenture or is hereafter created, assumed or incurred, unless in the instrument creating or evidencing such indebtedness it is expressly provided that such indebtedness is not senior in right of payment to the Debentures. Senior Indebtedness shall include expenses of collection if and to the extent that such expenses are payable by the borrower under the instrument creating or evidencing the indebtedness.

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 307) means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" when used with respect to any Debenture or any installment of interest thereon means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of interest is due and payable.

         "Subsidiary" means any corporation at least a majority of whose outstanding voting stock shall at the time be owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries. For this purpose "voting stock" of any corporation means stock of any class or classes (however designated), including any and all shares, interests, participations or other equivalents (however designated) of corporate stock, having ordinary voting power for the election of a majority of the directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 1005.

         "Vice President" when used with respect to the Company means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         Section 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

         (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such

Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, in so far as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 104.  Acts of Debentureholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Debentureholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Debentureholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are actually received by the Trustee, and, where it is hereby expressly required, by the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Debentureholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is other than in an individual capacity, such certificate or affidavit shall also constitute sufficient proof of the authority of the executing individual. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee reasonably deems sufficient.

         (c) The ownership of Debentures shall be proved by the Debenture Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall be conclusive and binding upon such Holder and upon all future Holders of such Debenture and of any Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

         (e) In connection with any direction pursuant to Section 612 or waiver pursuant to Section 613, the Company may establish a record date in accordance with TIA Section 316(c) for the purpose of determining the identity of Holders entitled to vote or consent to such direction or waiver.

         Section 105. Notices, etc. to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Debentureholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (i) the Trustee by any Debentureholder or by the Company shall be sufficient for every purpose hereunder, except as provided in
                  Section 603(3), if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
                  Attention: Corporate Trust Department, or

         (ii) the Company by the Trustee or by any Debentureholder shall be sufficient for every purpose hereunder, except as provided in
                  Section 603(3), if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

         Section 106. Notices to Debentureholders; Waiver. Where this Indenture provides for notice to Debentureholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Debentureholder affected by such event, at his address as it appears on the Debenture Register not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. In any case where notice to Debentureholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Debentureholder shall affect the sufficiency of such notice with respect to other Debentureholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Debentureholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 107. Incorporation of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         Section 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 110. Separability Clause. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions thereof shall not in any way be affected or impaired thereby.

         Section 111. Benefits of Indenture. Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Debentureholders, respectively, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 112. Governing Law. This Indenture and the Debentures shall be construed in accordance with and governed by the laws of the State of Indiana.

         Section 113. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or the Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest on, premium (if any) on or principal of such Debenture need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 DEBENTURE FORMS

         Section 201. Forms Generally. The Commonly Registered Debentures and Unrestricted Debentures and the Trustee's certificates of authentication thereof shall be in substantially the respective forms thereof set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Commonly Registered Debentures or Unrestricted Debentures, as the case may be, as evidenced by their execution thereof.

                  The definitive Commonly Registered Debentures and Unrestricted Debentures shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing the same, as evidenced by their execution thereof.

         Section 202. Form of Commonly Registered Debenture. The form of the face of the definitive Commonly Registered Debenture shall be as follows:

                              ---------------------

              8% Redeemable Subordinated Debenture Due July 1, 2011

                  THIS DEBENTURE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE CONDITIONS FOR TRANSFER, AS SET FORTH MORE FULLY HEREIN OR IN THE WITHIN MENTIONED INDENTURE, SHALL HAVE BEEN FULLY COMPLIED WITH. UNLESS THE COMMONLY REGISTERED EQUITY CONTRACT REFERRED TO BELOW SHALL HAVE BEEN DULY REGISTERED IN A NAME OTHER THAN THE NAME OF THE REGISTERED HOLDER OF THIS DEBENTURE, THE OBLIGATION TO PURCHASE COMMON STOCK UNDER SUCH COMMONLY REGISTERED EQUITY CONTRACT SHALL REMAIN THE OBLIGATION OF THE REGISTERED HOLDER OF THIS DEBENTURE, AND ON AND AFTER JANUARY 1, 2011. THE COMPANY SHALL BE ENTITLED TO OFFSET ITS OBLIGATION TO REPAY AT MATURITY THE PRINCIPAL HEREOF, IN WHOLE OR IN PART, AGAINST ANY UNPAID OBLIGATION OF THE REGISTERED HOLDER OF THIS DEBENTURE TO PURCHASE COMMON STOCK.

                  THE COMMONLY REGISTERED EQUITY CONTRACT REFERRED TO ABOVE IS COMMONLY REGISTERED EQUITY CONTRACT NO. CREC ______.

         $                                              CRD-
          ------------------                                -------------------

                  FIRST SHARES BANCORP, INC., an Indiana corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to)


         , or registered assigns, the principal sum of ________________ Dollars on July 1, 2011, and to pay interest thereon from the first date of issuance, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on the first day of January, April, July and October in each year, commencing July 1, 2002, at the rate of 8% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest which shall be the fifteenth day of the month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Debentureholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of, premium (if any) and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in the City of Columbus, Ohio, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

                  The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

         Dated:                   .
                ------------------

                                         FIRST SHARES BANCORP, INC.

         Attest:

                                         By:
         ------------------------             -----------------------------
         Secretary                            President

                  The form of the reverse of the definitive Commonly Registered Debenture shall be as follows:

                  This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 8% Redeemable Subordinated Debentures Due July 1, 2011 (herein called the "Debentures"), limited in aggregate principal amount to $4,000,000, issued and to be issued under an Indenture dated as of _______, 2002 (herein called the "Indenture"), between the Company and The Huntington National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Debentures, and the terms upon which the Debentures are, and are to be, authenticated and delivered.

                  The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company. As provided in the Indenture, each holder of this Debenture, by his acceptance hereof, agrees to and shall be bound by all the provisions of the Indenture relating to such subordination and authorizes the Trustee to take such action on his behalf as may be necessary or appropriate to effectuate, as between the holders of the Debentures and the holders of Senior Indebtedness, the subordination of the indebtedness evidenced by this Debenture as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  The Debentures are issuable in fully registered form without coupons either as Commonly Registered Debentures or as Unrestricted Debentures, each in original denominations of $1,000 or any integral multiple of $1,000. As provided in the Indenture and subject to certain limitations herein and therein set forth, the Debentures are exchangeable for a like aggregate principal amount of Debentures of denominations of $1,000 and integral multiples of $1,000, as requested by the Holder surrendering the same.

                  The Company may, at its option redeem the Debentures, in whole but not in part, at any time prior to Maturity (a) if such redemption is made either (i) out of the proceeds of sale of common stock or perpetual preferred stock or other equity securities of the Company qualifying as regulatory capital pursuant to criteria established by the Federal Reserve Board or (ii) with the approval of the Federal Reserve Board, and (b) if at the time of mailing of the notice of redemption the Company is not in default in the payment of any Senior Indebtedness and at such time redemption of the Debentures would not result in a default in any covenant contained in any indenture or other instrument pursuant to which Senior Indebtedness is outstanding. Such redemption shall be at a Redemption Price which shall be the principal amount of each Debenture plus a Redemption Premium on such principal amount equal to the percentage of such principal amount then applicable under the following schedule:

                  If the Redemption Date is during the 12 months' period beginning July 1.

                                                               Redemption
                  Year                                          Premium
                  ----                                         ----------
                  2002..............................................8%
                  2003..............................................7%
                  2004..............................................6%
                  2005..............................................5%
                  2006..............................................4%
                  2007..............................................3%
                  2008..............................................2%
                  2009..............................................1%

         provided, however, that if the Debentures are redeemed prior to July 1, 2010, but after the occurrence of a Adverse Tax Determination (as defined in the Indenture) with respect to the deductibility from the Company's gross income for Federal income tax purposes of the interest paid on the Debentures, or an Adverse Capital Determination (as defined in the Indenture) with respect to the measurement or assessment of the Company's capital adequacy, the Redemption Premium shall be one percent (1%). The Debentures may be redeemed without any Redemption Premium at any time on or after July 1, 2010. Notice of redemption shall be given by mailing to holders of the Debentures a notice of such redemption by first class mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to their last addresses as they shall appear upon the Debenture Register. Upon any redemption, interest accrued from the most recent Interest Payment Date to the Redemption Date will be paid along with the Redemption Price.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Debentures. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Debentures, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

                  Subject to the right of offset referred to herein, no reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium (if any) and interest on this Debenture at the times, places and rate, and in the coin or currency, herein prescribed.

                  The Commonly Registered Equity Contract referred to on the face hereof, inter alia, obligates the registered obligor thereunder to purchase on January 1, 2011 shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company. The Holder of this Debenture is deemed to be the registered obligor under such Commonly Registered Equity Contract until such Commonly Registered Equity contract shall have been registered in a name other than the name of the Holder of this Debenture pursuant to the provisions of such Commonly Registered Equity Contract and of the Master Equity Contract (as defined in the Indenture).

                  This Debenture (or any portion of the principal amount hereof which is $1,000 or an integral multiple of $1,000) may be surrendered by the Holder hereof to the Equity Contract Agent (as defined in the Indenture) at any time or from time to time prior to Stated Maturity in full or partial satisfaction of the aggregate purchase obligation of such Holder set forth in the Commonly Registered Equity Contract referred to on the face hereof, at which time the Company will pay to the Holder the interest accrued on this Debenture from the most recent Interest Payment Date to which interest has been paid or duly provided for.

                  As provided in the Indenture and the Master Equity Contract, and subject to certain limitations therein and herein set forth, this Debenture is transferable on the Debenture Register of the Company, upon surrender of this Debenture for transfer at the office of the Equity Contract Agent in the City of Greenwood, Indiana, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing together with the instruments and notices hereinafter referred to.

                  In order to effect registration of transfer to a single transferee of this Debenture and the Commonly Registered Equity Contract referred to on the face hereof, this Debenture shall be surrendered to the Equity Contract Agent as hereinabove provided, together with the Commonly Registered Equity Contract referred to on the face hereof, with the form of Assignment II and the form of Acceptance on the reverse of such Commonly Registered Equity Contract (or separate written acceptance agreement satisfactory to the Company) duly completed and executed by the obligor thereunder and the transferee, respectively, in the manner contemplated thereby. Thereupon, a Commonly Registered Debenture in the same aggregate principal amount, registered in the name of the transferee, will be delivered to the Equity Contract Agent for delivery to the transferee, together with a Commonly Registered Equity Contract registered in the name of such transferee. Each Commonly Registered Debenture so issued shall refer on the face thereof (by letters and numbers) to such Commonly Registered Equity Contract which shall represent an aggregate purchase obligation for shares of Common Stock equal to the principal amount of such Commonly Registered Debenture.

                  In order to effect registration of transfer of this Debenture separately from the Commonly Registered Equity Contract referred to on the face hereof, this Debenture shall be surrendered to the Equity Contract Agent as hereinabove provided, together with (i) the Commonly Registered Equity Contract referred to on the face hereof, with a collateral agreement in the form set forth on the reverse of such Commonly Registered Equity Contract (or separate written collateral agreement satisfactory to the Company) duly completed and executed by the obligor thereunder in the manner contemplated thereby, and (ii) the collateral referred to in such collateral agreement which shall be of the kind and value required by Article VII of the Master Equity Contract. Thereupon, an Unrestricted Debenture in the same aggregate principal amount, registered in the name of the transferee, will be delivered to the Equity Contract Agent for delivery to the transferee, and such Commonly Registered Equity Contract shall be exchanged by the Equity Contract Agent in accordance with the provisions of the Master Equity Contract for a Collateralized Equity Contract which shall be delivered by the Equity Contract Agent to the transferor in accordance with the provisions of the Master Equity Contract. No transfer of this Debenture separately from such Commonly Registered Equity Contract may be registered after the Company shall have given notice of redemption of the Debentures as provided in Section 1202 of the Indenture.

                  In the manner and subject to the limitations provided in the Indenture and the Master Equity Contract, but without payment of any service charge, this Debenture may be surrendered to the Equity Contract Agent, together with the Commonly Registered Equity Contract referred to on the face hereof, to be exchanged for Commonly Registered Debentures and/or Unrestricted Debentures of authorized denominations at the office of the Equity Contract Agent in the City of Greenwood, Indiana; provided, however, that no exchange of this Debenture for an Unrestricted Debenture or Debentures may be made after the Company shall have given notice of redemption of the Debentures as provided in
         Section 1202 of the Indenture.

                  If an Event of Default involving the bankruptcy, insolvency or reorganization of the Company, as set forth in the Indenture, shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

                  On or after January 1, 2011, the Company shall be entitled to offset the obligation of the Company to pay the principal hereof (whether or not prior to the Maturity hereof), in whole or in part, against any unpaid obligation of the registered obligor under the Commonly Registered Equity Contract referred to on the face hereof to purchase the shares of Common Stock covered thereby, and if the Company shall effect such offset it shall deliver to the Equity Contract Agent certificates for such shares, which certificates shall be delivered to the Holder hereof upon presentation hereof to the Equity Contract Agent. If the Company shall have offset its obligation to pay all or a portion of the principal of this Debenture as provided above, then from and after the date of such offset interest on all or such portion of the principal of this Debenture shall cease to accrue.

                  Upon any cancellation of the Equity Contracts pursuant to
         Section 2.06 of the Master Equity Contract, this Debenture shall be deemed to be converted into an Unrestricted Debenture of like unpaid principal amount and registered in the name of the Holder hereof.

                  The Company will not be required to transfer or exchange this Debenture after January 1, 2011, except as provided in the Indenture.

                  No service charge will be made for any transfer or exchange of this Debenture but the Company may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  Prior to due presentment for transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, including the determination of the Company's right to offset payment of the principal hereof on or after January 1, 2011, against any unpaid obligation of the registered obligor under the Commonly Registered Equity Contract referred to on the face hereof, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Debenture shall be construed in accordance with and governed by the laws of the State of Indiana.

                  All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Section 203. Form of Trustee's Certificate of Authentication of Commonly Registered Debentures. The form of Trustee's certificate of authentication of Commonly Registered Debentures shall be as follows:

                  This is one of the Commonly Registered Debentures referred to in the within-mentioned Indenture.

                       THE HUNTINGTON NATIONAL BANK, as Trustee

                  By:
                       ----------------------------
                             Authorized Officer

         Section 204. Form of Unrestricted Debenture. The form of the face of the definitive Unrestricted Debenture shall be as follows:

                              ---------------------

              8% Redeemable Subordinated Debenture Due July 1, 2011

         $                                             No.
          ----------------------                          ----------------------

                  First Shares Bancorp, Inc. an Indiana corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received hereby promises to pay to _______________________, or registered assigns, the principal sum of ________________________ Dollars on July 1, 2011, and
         to pay interest thereon from the date of issuance, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on the first day of January, April, July and October in each year, commencing July 1, 2002 at the rate of 8% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest which shall be the fifteenth day of the month (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Debentureholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of, premium (if any) and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in the City of Columbus, Ohio, in such coin or currency of the United states of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the

         Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

                  The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof, by manual signature, this Debenture shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

         Dated:
                ----------------------
                                               FIRST SHARES BANCORP, INC.

         Attest:


                                               By:
         -----------------------------            -----------------------------
         Secretary                                President


                  The form of the reverse of the definitive Unrestricted Debenture shall be as follows:

                  This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 8% Redeemable Subordinated Debentures Due July 1, 2011 (herein called the "Debentures"), limited in aggregate principal amount to $4,000,000 issued and to be issued under an Indenture dated as of ______, 2002 (herein called the "Indenture"), between the Company and The Huntington National Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Debentures, and the terms upon which the Debentures are, and are to be, authenticated and delivered.

                  The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company. As provided in the Indenture, each holder of this Debenture, by his acceptance hereof, agrees to and shall be bound by all the provisions of the Indenture relating to such subordination and authorizes the Trustee to take such action on his behalf as may be necessary or appropriate to effectuate, as between the holders of the Debentures and the holders of Senior Indebtedness, the subordination of the indebtedness evidenced by this Debenture as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  The Debentures are issuable in fully registered form, without coupons, either as Commonly Registered Debentures or as Unrestricted Debentures, in original denominations of $1,000 or any integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Debentures are exchangeable for a like aggregate principal amount of Debentures in denominations of $1,000 and integral multiples of $1,000, as requested by the Holder surrendering the same.

                  The Company may, at its option, redeem the Debentures in whole but not in part, at any time prior to Maturity, (a) if such redemption is made either (i) out of the proceeds of sale of common stock or perpetual preferred stock or other equity securities of the Company qualifying as regulatory capital pursuant to criteria established by the Federal Reserve Board or (ii) with the approval of the Federal Reserve Board, and (b) if at the time of mailing of the notice of redemption the Company is not in default in the payment of any Senior Indebtedness and at such time redemption of the Debentures would not result in a default in any covenant contained in any indenture or other instrument pursuant to which Senior Indebtedness is outstanding. Such redemption shall be at a Redemption Price which shall be the principal amount of each Debenture plus a Redemption Premium on such principal amount equal to the percentage of such principal amount then applicable under the following schedule:

                  If the Redemption Date is during the 12 months' period beginning July 1,

                                                                     Redemption
                  Year                                                 Premium
                  ----                                               ----------

                  2002.....................................................8%
                  2003.....................................................7%
                  2004.....................................................6%
                  2005.....................................................5%
                  2006.....................................................4%
                  2007.....................................................3%
                  2008.....................................................2%
                  2009.....................................................1%

         provided, however, that if the Debentures are redeemed prior to July 1, 2010, but after the occurrence of a Adverse Tax Determination (as defined in the Indenture) with respect to the deductibility from the Company's gross income for Federal income tax purposes of the interest paid on the Debentures, or an Adverse Capital Determination (as defined in the Indenture) with respect to the measurement or assessment of the Company's capital adequacy, the Redemption Premium shall be one percent (1%). The Debentures may be redeemed without any Redemption Premium at any time on or after July 1, 2010. Notice of redemption shall be given by mailing to holders of the Debentures a notice of such redemption by first class mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to their last addresses as they shall appear upon the Debenture Register. Upon any redemption, interest accrued from the most recent Interest Payment Date to the Redemption Date will be paid along with the Redemption Price.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Debentures. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Debentures, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium (if any) and interest on this Debenture at the times, places and rate, and in the coin or currency, herein prescribed.

                  This Debenture (or any portion of the principal amount hereof which is $1,000 or an integral multiple of $1,000) may be surrendered by the Holder hereof to the Equity Contract Agent (as defined in the Indenture) at any time or from time to time prior to Stated Maturity in full or partial satisfaction of the purchase obligation of such Holder pursuant to a Collateralized Equity Contract referred to in the Indenture, at which time the Company will pay to the Holder the interest accrued on this Debenture from the most recent Interest Payment Date to which interest has been paid or duly provided for.

                  As provided in the Indenture and subject to certain limitations therein forth, this Debenture is transferable on the Debenture Register of the Company, upon surrender of this Debenture for transfer at the office or agency of the Company in the City of Greenwood, Indiana, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon a new Debenture or Debentures of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  In the manner and subject to the limitations provided in the Indenture and the Master Equity Contract (as defined in the Indenture), but without payment of any service charge, this Debenture may be surrendered to the Equity Contract Agent, together with a Collateralized Equity Contract, to be exchanged for an equal aggregate principal amount of Commonly Registered Debentures of authorized denominations at the office of the Equity Contract Agent in the City of Greenwood, Indiana. In the manner and subject to the limitations provided in the Indenture, but without payment of any service charge, this Debenture may be surrendered to the Company to be exchanged for an equal aggregate principal amount of Unrestricted Debentures of authorized denominations, at the office or agency of the Company for such exchange in the City of Greenwood, Indiana.

                  If an Event of Default involving the bankruptcy, insolvency or reorganization of the Company, as set forth in the Indenture, shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

                  No service charge will be made for any transfer or exchange of this Debenture, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment for transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Debenture shall be construed in accordance with and governed by the laws of the State of Indiana.

                  All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Section 205. Form of Trustee's Certificate of Authentication of Unrestricted Debentures. The form of Trustee's certificate of authentication of Unrestricted Debentures shall be as follows:

                  This is one of the Unrestricted Debentures referred to in the within-mentioned Indenture.

                                    THE HUNTINGTON NATIONAL BANK, as Trustee



                                    By:
                                         ---------------------------------------
                                                     Authorized Officer

                                  ARTICLE THREE

                                 THE DEBENTURES

         Section 301. Title and Terms. The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is limited to $4,000,000, except for Debentures authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debentures pursuant to
Section 304, 305, 306 or 1006, or pursuant to Article Thirteen or Fourteen.

                  The Debentures shall be known and designated as the 8% Redeemable Subordinated Debentures Due July 1, 2011, of the Company and shall be evidenced by either Commonly Registered Debentures or Unrestricted Debentures. In each case their Stated Maturity shall be July 1, 2011 and they shall bear interest, at the rate per annum set forth in the form of Commonly Registered Debenture set forth in Section 202, and in the form of Unrestricted Debenture set forth in Section 204, from the date of issuance, or from the most recent Interest Payment Date to which interest has been paid thereon or duly provided for, payable quarterly on the first day of January, April, July and October in each year, commencing July 1, 2002, until the principal thereof is paid or duly provided for.

                  The principal of, premium (if any) and interest on the Debentures shall be payable at the office or agency of the Company in the City of Columbus, Ohio; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

         The Debentures shall be redeemable at the option of the Company as provided in Article Twelve.

         Section 302. Denominations. The Debentures may be issued only in denominations of $1,000 or any integral multiple of $1,000. Debentures issued upon transfer of, or in exchange for, or in lieu of other Debentures may be issued in denominations of $l,000 and integral multiples $1,000.

         Section 303. Execution, Authentication and Delivery and Dating. The Debentures shall be executed on behalf of the Company by its President or any Vice President under its corporate seal reproduced thereon attested by its Secretary or Assistant Secretary. The signatures of any of these officers on the Debentures may be manual or facsimile.

                  Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Commonly Registered Debentures and Unrestricted Debentures executed by the Company to the Trustee for authentication together with a Company Order for the authentication and delivery of such Debentures; and the Trustee shall authenticate and deliver such Commonly Registered Debentures and Unrestricted Debentures as in this Indenture provided and not otherwise.

                  Commonly Registered Debentures shall be delivered only to the Equity Contract Agent. The Equity Contract Agent is authorized, prior to the delivery of a Commonly Registered Debenture, to place thereon the letters and numbers of the Commonly Registered Equity Contract representing an aggregate purchase obligation for shares of Common Stock equal to the principal amount of such Commonly Registered Debenture and registered in the name of the registered owner of such Commonly Registered Debenture.

                  All Debentures shall be dated the date of their authentication.

                  No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

         Section 304. Temporary Commonly Registered Debentures and Unrestricted Debentures. Pending the preparation of definitive Commonly Registered Debentures or Unrestricted Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Commonly Registered Debentures or temporary Unrestricted Debentures, as the case may be, which are printed, lithographed, typewritten, photocopied, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Commonly Registered Debentures or of the definitive Unrestricted Debentures, as the case may be, in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing the same may determine, as evidenced by their execution thereof.

                  If temporary Commonly Registered Debentures or temporary Unrestricted Debentures, as the case may be, are issued, the Company will cause definitive Commonly Registered Debentures or definitive Unrestricted Debentures, as the case may be, to be prepared without unreasonable delay. After the preparation of definitive Commonly Registered Debentures or definitive Unrestricted Debentures, as the case may be, the temporary Commonly Registered Debentures or temporary Unrestricted Debentures, as the case may be, shall be exchangeable for definitive Commonly Registered Debentures or definitive Unrestricted Debentures, as the case may be, upon surrender of the temporary Commonly Registered Debentures or temporary Unrestricted Debentures, as the case may be, at the office or agency of the Company designated pursuant to Section 1102, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Commonly Registered Debentures or temporary Unrestricted Debentures, as the case may be, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Commonly Registered Debentures or definitive Unrestricted Debentures, as the case may be, of authorized denominations. Until so exchanged, the temporary Commonly Registered Debentures or temporary Unrestricted Debentures, as the case may be, shall in all respects be entitled to the same benefits under this Indenture as definitive Commonly Registered Debentures or definitive Unrestricted Debentures, as the case may be.

         Section 305. Registration, Transfer and Exchange. The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with Section 1102 a register (herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Bank is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Debenture Register shall be open to inspection by the Trustee and by the Company.

                  Upon surrender for exchange or transfer of any Commonly Registered Debenture or Unrestricted Debenture, as the case may be, at the office or agency of the Company maintained for such purpose pursuant to Section 1102, or at the office of the Equity Contract Agent maintained pursuant to
Section 8.03(f) of the Master Equity Contract, if required by the provisions of this Indenture, the Debentures or the Master Equity Contract, and compliance with any applicable requirements set forth in this Indenture or the Master Equity Contract, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the Holder thereof or the designated transferee or transferees, as the case may be, one or more new Commonly Registered Debentures or Unrestricted Debentures, as the case may be, of any authorized denominations of a like aggregate principal amount.

                  At the option of the Holder, Commonly Registered Debentures and Unrestricted Debentures, as the case may be, may be exchanged for other Commonly Registered Debentures or Unrestricted Debentures, as the case may be, of any authorized denominations, of a like aggregate principal amount, as provided, respectively, in the form of Commonly Registered Debenture set forth in Section 202 and the form of Unrestricted Debenture set forth in Section 204.

                  Commonly Registered Debentures may be exchanged for Unrestricted Debentures as provided in the form of Commonly Registered Debentures set forth in Section 202 and in Article Thirteen; except that no such exchange may be made after the Company shall have given notice of redemption of the Debentures as provided in Section 1202. Unrestricted Debentures may be exchanged for Commonly Registered Debentures as provided in the form of Unrestricted Debenture set forth in Section 204 and in Article Fourteen.

                  All Debentures issued upon any transfer or exchange of Commonly Registered Debentures or Unrestricted Debentures pursuant to this
Section 305 or pursuant to Article Thirteen or Fourteen, as the case may be, shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the

Commonly Registered Debentures or Unrestricted Debentures, as the case may be, surrendered upon such transfer or exchange.

                  Every Debenture presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. In addition, whenever a Commonly Registered Debenture is presented or surrendered to the Equity Contract Agent for transfer together with the Commonly Registered Equity Contract referred to on the face thereof, or if a Commonly Registered Debenture is presented or surrendered for transfer separately from the Commonly Registered Equity Contract referred to on the face thereof, such transfer may be made only in accordance with the provisions of the form of Commonly Registered Debenture set forth in
Section 202 or in Article Thirteen, if applicable.

                  No service charge shall be made for any transfer or exchange of Debentures but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures, other than exchanges pursuant to Section 304 or 306 or Article Thirteen or Fourteen not involving any transfer.

                  The Company shall not be required to issue, transfer or exchange any Commonly Registered Debentures after January 1, 2011.

         Section 306. Mutilated, Destroyed, Lost or Stolen Debentures. If (i) any mutilated Debenture is surrendered to the Trustee, or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Debenture and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Commonly Registered Debenture or Unrestricted Debenture, a new Commonly Registered Debenture or Unrestricted Debenture, as the case may be, of like tenor and principal amount, bearing a number not contemporaneously outstanding. Such Commonly Registered Debenture shall be delivered to the Equity Contract Agent.

                  In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

                  Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

         Section 307. Payment of Interest; Interest Rights Preserved. Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day of the month (whether or not a Business Day) next preceding such Interest Payment Date.

                  Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (i) or (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the Proposed Payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Debentureholder at his address as it appears in the Debenture Register not less than 10 days prior to such

                           Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in the City of Greenwood, Indiana, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the Proposed Payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures), are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (ii).

                  (ii) The Company may make payment of any Defaulted Interest on the Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

                  In the case of any Debenture which is surrendered in payment of an obligation under an Equity Contract after any Interest Payment Date and on or prior to the next succeeding Regular Record Date, interest thereon shall cease to accrue upon such surrender and interest theretofore accrued but unpaid (whether or not punctually paid or duly provided for) shall be paid at the time of such surrender to the Person in whose name such Debenture (or one or more Predecessor Debentures) is registered at such time. In the case of any Debenture which is surrendered in payment of an obligation under an Equity Contract after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Debenture whose Maturity is prior to such Interest Payment
Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such surrender and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on such Regular Record Date.

         Section 308. Persons Deemed Owners. Prior to due presentment for transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of, premium (if any) and (subject to Section 307) interest on such Debenture and for all other purposes whatsoever whether or not such Debenture be overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 309. Cancellation. All Debentures surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of as directed by a Company Order. The Trustee, upon not less than 30 days' prior written notice to the Company, may at its option destroy all cancelled Debentures held by it for over six (6) months and shall provide a certificate evidencing same to the Company.

         Section 310. Authentication and Delivery of Original Issue. Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, and subject to and upon compliance with the provisions of this
Section 310, Debentures up to the aggregate principal amount of $4,000,000 may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee pursuant to Company Order, without any further action by the Company. Each Commonly Registered Debenture shall be originally issued as a unit with a Commonly Registered Equity Contract representing an aggregate purchase obligation for shares of Common Stock equal to the principal amount of such Commonly Registered Debenture. Such Commonly Registered Equity Contract shall be referred to (by letters and numbers) on the face of such Commonly Registered Debenture, and such Commonly Registered Debenture shall be registered in the name of the obligor under and registered owner of such Commonly Registered Equity Contract.

         Section 311. Issuance of Debentures upon Partial Payments under Equity Contracts. Notwithstanding the provisions of Section 305, if any Debenture shall be surrendered by the Holder thereof prior to January 1, 2011 in full or partial satisfaction of the purchase obligation for shares of Common Stock of such Holder under an Equity Contract, and if less than the full unpaid principal amount of such Debenture is to be applied to the payment of the aggregate purchase price of the shares of Common Stock purchased, then, upon the written request of the Equity Contract Agent, a new Debenture or Debentures, of authorized denominations in an aggregate principal amount equal to the principal amount of the Debenture so surrendered less the amount of the principal thereof applied to the aggregate purchase price for such shares of Common Stock, shall be delivered to the Equity Contract Agent for delivery to such Holder by the Equity Contract Agent in accordance with the Master Equity Contract; provided, however, that in any case in which a Commonly Registered Debenture is surrendered prior to January 1, 2011 in partial payment for shares of Common Stock, any new Debenture so delivered shall be a Commonly Registered Debenture, and shall be registered in the name of the Holder in whose name the Commonly Registered Equity Contract representing the remaining aggregate purchase obligation shall be registered; and provided further that, in any case in which an Unrestricted Debenture is surrendered at any time in full or partial payment for shares of Common Stock, any new Debenture or Debentures so delivered shall be an Unrestricted Debenture or Unrestricted Debentures. In any case in which less than the full unpaid principal amount of any Commonly

Registered Debenture is to be applied on or after January 1, 2011, whether upon surrender or upon exercise of the Company's right of offset as provided in the form of Commonly Registered Equity Contract referred to on the face thereof, then upon the written request of the Equity Contract Agent, and upon surrender of any such Commonly Registered Debenture in respect of which the Company shall have exercised such right of offset, a new Unrestricted Debenture or Unrestricted Debentures of authorized denominations in an aggregate principal amount equal to the principal amount of the Commonly Registered Debenture so surrendered less the amount of the principal thereof applied to the aggregate purchase price for such shares of Common Stock, shall be delivered to the Equity Contract Agent for delivery to such Holder by the Equity Contract Agent in accordance with the provisions of the Master Equity Contract.

         Section 312. Computation of Interest. Interest on the Debentures shall be computed on the basis of a year of twelve 30-day months. Interest on the Debentures with respect to any period of less than a full calendar month shall be calculated on the basis of a fraction whose numerator is the actual number of days in such period multiplied by the interest rate per annum on the Debentures and whose denominator is the actual number of days in such calendar month multiplied by twelve (12).


                                  ARTICLE FOUR

                           SUBORDINATION OF DEBENTURES

         Section 401. Agreement to Subordinate. The Company, for itself, its successors and assigns, covenants and agrees, and each holder of Debentures by his acceptance thereof likewise covenants and agrees, that the payment of the principal of, premium (if any) and interest on, each and all of the Debentures is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness.

         Section 402.  Payments Upon Distribution of Assets.

                  (a) Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation, reorganization, recapitalization or readjustment of the Company or its securities (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other arrangement or marshalling of the assets and liabilities of the Company, or otherwise),

                           (1) all Senior indebtedness shall first be paid in full, or have provision made for payment in full in cash, before the Debentureholders are entitled to receive any payment on account of the principal of, premium (if any) or interest on, the indebtedness evidenced by the Debentures, and

                           (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Debentureholders or the Trustee would be entitled except for the provisions of this Article Four, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, premium (if any) and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

                  (b) No payments on account of principal of, premium (if any) or interest on, the Debentures shall be made unless full payment of amounts then due for principal, premium (if any), sinking funds, and interest on all Senior Indebtedness has been made or duly provided for in cash. No payments on account of principal of, premium (if any) or interest on, the Debentures shall be made if, at the time of such payment or immediately after giving effect thereto, there shall exist under any Senior Indebtedness or any agreement pursuant to which any Senior Indebtedness is issued any default or any condition, event or act, which, with notice or lapse of time or both, would constitute a default or an event of default as defined in any such agreement.

                  (c) Upon the happening of any Event of Default and upon declaration that the Debentures are due and payable as provided in Article Six, then all principal of and premium (if any) and interest on all Senior Indebtedness outstanding at the time of such Event of Default shall first be paid or prepaid in full, or such payment shall have been duly provided for to the satisfaction of the holders of Senior Indebtedness, before any payment on account of principal, premium (if any) or interest is made upon the Debentures; provided, however, that if such declaration is waived, rescinded, or annulled as provided in said Article Six, then the requirement contained in this paragraph
(c) for payment or prepayment (or provision therefor) of the Senior Indebtedness shall cease.

                  (d) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Debentureholders before all Senior Indebtedness is paid in full, or provision made for its payment, such payment or distribution (subject to Sections 406 and 408) shall be immediately paid by the Trustee or such Holder, as the case may be, over to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as provided in the foregoing subparagraph (2) of paragraph (a) of this Section 402, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

                  Nothing in this Section 402 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 707.

         Section 403. Subrogation. Subject to the payment in full of all Senior Indebtedness, the Debentureholders shall be subrogated (equally and ratably with the holders of all other subordinated indebtedness of the Company, which, by its terms, is not superior in right of payment to the Debentures, and ranks on a parity with the Debentures) to all rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, premium (if any) and interest on the Debentures shall be paid in full, and for purposes of such subrogation, no such payment or distributions to the holders of Senior Indebtedness of cash, property or securities distributable to the holders of Senior Indebtedness under the provisions hereof which otherwise would be payable or distributable to the Debentureholders shall, as between the Company, its creditors (other than the holders of Senior Indebtedness), and the Debentureholders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Four are and are intended solely for the purpose of defining the relative rights of the Debentureholders on the one hand, and the holders of the Senior Indebtedness on the other hand.

         Section 404. Obligation of Company Unconditional. Nothing contained in this Article Four or elsewhere in this Indenture or in the Debentures is intended to or shall alter or impair, as between the Company, its creditors (other than the holders of Senior Indebtedness), and the Debentureholders, the obligation of the Company, which is absolute and unconditional, to pay to the Debentureholders the principal of, premium (if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Debentureholders and creditors of the Company, other than the holders of the Senior Indebtedness, nor shall anything herein or in any Debentures prevent the Trustee or any Debentureholder from exercising all remedies otherwise permitted by applicable law upon the happening of any Event of Default under this Indenture, subject to the rights, if any, under this Article Four of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy and subject to the limitations set forth in Article 6. Upon any distribution of assets of the Company referred to in this Article Four, the Trustee, subject as between the Trustee and the Debentureholders to the provisions of Section 701, and the Debentureholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Debentureholders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Four. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of

Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

         Section 405. Rights of Holders of Senior Indebtedness Not Impaired. No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Section 406. Obligation of Company to Pay Debentures Not Impaired. Nothing contained in this Article Four or elsewhere in this Indenture, or in any of the Debentures, shall, however, (a) affect the obligation of the Company to make, or prevent the Company from making, at any time, except as provided in
Section 402, payments of principal of, premium (if any) or interest on the Debentures, or (b) prevent the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder by the Company to the payment of or on account of the principal of, premium (if any) or interest on the Debentures, if the Trustee or such Paying Agent, as the case may be, did not have written notice of any event prohibiting the payment of such principal, premium (if any) or interest on or prior to the second business day preceding the date such payment is due.

         Section 407. Trustee Authorized to Act for Debentureholder. Each Holder of Debentures by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate as between the Debentureholders and the holders of Senior Indebtedness the subordination provided in this Article Four and appoints the Trustee his attorney-in-fact for such purpose.

         Section 408. Trustee Not Charged with Knowledge of Senior Indebtedness. Notwithstanding the provisions of this Article Four or any other provisions of this Indenture, neither the Trustee nor any Paying Agent shall be charged with knowledge of the existence of any Senior Indebtedness, or of any default in the payment of the principal of, or premium, if any, or interest on, or the existence of, or failure to comply with, any covenant of or condition in, any Senior Indebtedness or of the maturity thereof by lapse of time, acceleration or otherwise, unless and until the Trustee or such Paying Agent shall have received written notice thereof from the Company or a holder, or a trustee or similar representative of any class, of Senior Indebtedness; and, prior to the receipt of any such written notice, the Trustee or any Paying Agent shall be entitled to assume that no such default or other failure exists; provided, however, that, unless the Trustee or any Paying Agent has received the notice provided for in this Section 408 at least two

(2) business days prior to the date upon which by the terms of this Indenture any money may become payable for any purpose (including, without limitation, the payment of either the principal of, or the interest on, any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee or any Paying Agent shall have full power and authority to receive such money and to apply the same to the purpose for which it was received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

         Section 409. Applicability of Article Four. Notwithstanding anything herein contained to the contrary, all the provisions of this Indenture shall, except as otherwise provided in Sections 107, 502, 706 and 707, be subject to the provisions of this Article Four so far as the same may be applicable thereto.

         Section 410. "Trustee" to Include Paying Agent. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Four shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Four in place of the Trustee.


                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

         Section 501. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to rights of transfer or exchange of Debentures or to exchange Commonly Registered Debentures for Unrestricted Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Debentures theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancellation; or

                           (B)      all such Debentures not theretofore
                                    delivered to the Trustee for cancellation
                                    (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal, premium (if any) and interest to the date of such deposit (in the case of Debentures which have become due and payable), or to the Stated Maturity, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 707 and the obligations of the Trustee to any Authenticating Agent under Section 714 shall survive.

         Section 502. Application of Trust Money. All money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it in accordance with the provisions of the Debentures and of this Indenture to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine to the persons entitled thereto of the principal, premium (if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                   ARTICLE SIX

                                    REMEDIES

         Section 601. Events of Default. "Event of Default," wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or to be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) the Company or any of its Subsidiaries that is a Major Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Major Subsidiary pursuant to or within the meaning of Title 11, U.S. Code or any similar Federal or state law for the relief of debtors (herein referred to as "Bankruptcy Law"):

                           (A)      commences a voluntary case,

                           (B) consents to the entry of an order for relief against it in an involuntary case,

                           (C) consents to the appointment of a custodian of it or for all or substantially all of its property,

                           (D) makes a general assignment for the benefit of its creditors, or

                           (E) generally is not paying its debts as they become due; or

                  (2) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any of its Subsidiaries that is a Major Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Major Subsidiary in an involuntary case;

                           (B) appoints a receiver, trustee, assignee, liquidator, custodian or other similar official under any Bankruptcy Law (i) of the Company or any of its Subsidiaries that is a Major Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Major Subsidiary or (ii) for all or substantially all of the property of the Company or any of its Subsidiaries that is a Major Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Major Subsidiary; or

                           (C) orders the liquidation of the Company or any of its Subsidiaries that is a Major Subsidiary or any group of Subsidiaries that, taken as a whole, would constitute a Major Subsidiary;

                  and the order or decree remains unstayed and in effect for 60 consecutive days.

         Section 602. Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing (but not in the event of a Default as defined in Section 603 of this Indenture), then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable in cash. In the event that for any reason the foregoing acceleration provision shall be unenforceable, the Company agrees to pay immediately to the Holders, upon any such declaration of acceleration, in cash, as liquidated damages for loss of a bargain and not as a penalty, the principal amount of all the Debentures.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debentures, by written notice to Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all Debentures,

                           (B) the principal and premium (if any) of any Debentures which have become due otherwise than by declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debentures,

                           (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor in such Debentures, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default have been cured or waived as provided in Section 613.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 603. Collection of Indebtedness and Suits for Enforcement by Trustee. "Default" wherever used herein means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any installment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days;

                  (2) default in the payment of principal or premium (if any) of any Debenture at the Maturity thereof; or

                  (3) default in the performance of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which is elsewhere in this Section specifically dealt with), and such Default continues for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Debentures, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Default Notice" hereunder.

The Company covenants that if any Event of Default or Default under clauses (1) or (2) above shall occur, the Company will upon demand of the Trustee pay to it, for the benefit of the Holders, the whole amount then due and payable on the Debentures for principal, premium (if any) and interest, with interest upon the overdue principal and premium (if any) at the original rate per annum prescribed in the Debenture and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest at the rate of eleven percent (11%) per annum, compounded quarter-annually, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay any such amount forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a judicial proceeding to compel the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, or any other obligor upon the Debentures and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, or any other obligor upon the Debentures wherever situated.

                  If an Event of Default or Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 604. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium (if any) or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (1) to file and prove a claim for the whole amount of principal, premium (if any) and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Debentureholders allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Debentureholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

         Section 605. Trustee May Enforce Claims Without Possession of Debentures. All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

         Section 606. Application of Money Collected. Subject to Article Four, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium (if any) or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under Section 707; and

                  SECOND: To the payment of the amounts then due and unpaid upon the Debentures for principal, premium (if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures, for principal, premium (if any) and interest, respectively.

         Section 607. Limitation on Suits. No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default, specifying such Default and stating that such notice is a "Notice of Default" hereunder;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more Holders of Debentures shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Debentures, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Debentures.

         Section 608. Unconditional Right of Holders to Receive Principal, Premium and Interest. Subject, in the case of any Commonly Registered Debenture, to the Company's right of offset provided in the form of Commonly Registered Debenture set forth in Section 202 and to the provisions of Section 606, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal (in accordance with the respective terms of the Commonly Registered Debentures or of the Unrestricted Debentures, as the case may be) of, premium (if any) and (subject to Section
307) interest on such Debenture at its Stated Maturity expressed in such Debenture (or in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 609. Restoration of Rights and Remedies. If the Trustee or any Debentureholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Debentureholder, then and in every such case the Company, the Trustee and the Debentureholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Debentureholders shall continue as though no such proceeding had been instituted.

         Section 610. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Debentureholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law and not expressly in conflict with the provisions of this Indenture, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 611. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Debentureholders, as the case may be.

         Section 612. Control by Debentureholders. The Holders of a majority in principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, any rule of law or this Indenture.

         Section 613. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Debentures may on behalf of the Holders of all of the Debentures waive any past Default Situation hereunder and its consequences, except a Default Situation:

                  (1) in the payment of the principal of, premium (if any) or interest on any Debenture, or

                  (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

                  Upon any such waiver, such Default Situation shall cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default Situation or impair any right consequent thereon.

         Section 614. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply (i) to any suit instituted by the Trustee, (ii) to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 10% of the principal amount of the Outstanding Debentures, or (iii) to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium (if any) or interest on any Debenture on or after the respective Stated Maturity expressed in such Debenture or, in the case of redemption, on or after the Redemption Date.


                                  ARTICLE SEVEN

                                   THE TRUSTEE

         Section 701. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default or a Default,

                           (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default or a Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debentures relating to the time, method and place of conducting any proceedings for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                           (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 702. Notice of Defaults. Within 90 days after the occurrence of any Default Situation hereunder, the Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, notice of such Default Situation hereunder known to the Trustee, unless such Default Situation shall have been cured or waived; provided, however, that, except in the case of a Default Situation involving failure to make payment of the principal of, premium (if any) or interest on any Debenture, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Debentureholders; and provided, further, that in the case of any Default Situation of the character specified in
Section 603(3), no such notice to Debentureholders shall be given until at least 30 days after the occurrence thereof.

         Section 703. Certain Rights of Trustee. Except as otherwise provided in
Section 701:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Debentureholders pursuant to this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 704. Not Responsible for Recitals or Issuance of Debentures. The recitals contained herein, and in the Debentures, except the Trustee's certificates of authentication thereof, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of Debentures or the proceeds of the Debentures.

         Section 705. May Hold Debentures. The Trustee, any Authenticating Agent, Paying Agent, Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 708 and 713, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar or such other agent.

         Section 706. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 707. Compensation and Reimbursement. The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium (if any) or interest on particular Debentures.

                  The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

         Section 708. Disqualification; Conflicting Interests If the Trustee has or shall acquire any conflicting interest, as defined in TIA Section 310(b), it shall, within the period required by TIA Section 310(b) after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in TIA Section 310(b). The Trustee shall otherwise comply with the provisions of TIA Section 310(b).

         Section 709. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus (together with its parent) of at least $5,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and
(5). The Trustee is subject to TIA Section 310(b). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 710. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 711.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (1)      the Trustee shall fail to comply with
                                    Section 708(a) after written request
                                    therefor by the Company or by any
                                    Debentureholder who has been a bona fide
                                    Holder of a Debenture for at least six
                                    months, or

                           (2)      the Trustee shall cease to be eligible under
                                    Section 709 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

                           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 614, any Debentureholder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Debentureholders and accepted appointment in the manner hereinafter provided, any Debentureholder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first class mail, postage prepaid, to the Holders of Debentures as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 711. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section
707. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 712. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

         Section 713. Preferential Collection of Claims Against Company. The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

         Section 714. Appointment of Authenticating Agent. At any time when any of the Debentures remain outstanding the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Debentures, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 714, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 714, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 714.

                  The Trustee hereby appoints the Bank as its initial Authenticating Agent hereunder. The Authenticating Agent may also serve as Equity Contract Agent.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 714, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time cancel the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a cancellation, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 714, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 714.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 707.

                  If an appointment is made pursuant to this Section 714, the Debentures may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Debentures described in the within-mentioned Indenture.



                                    THE HUNTINGTON NATIONAL BANK,
                                    as Trustee

                                    By:     FIRST BANK,
                                            as Authenticating Agent


                                            By:
                                               ---------------------------------
                                                     Authorized Officer

                                  ARTICLE EIGHT

                           DEBENTUREHOLDERS' LISTS AND
                         REPORTS BY TRUSTEE AND COMPANY

         Section 801. Company to Furnish Trustee Names and Addresses of Debentureholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes, and the Company shall otherwise comply with TIA Section 312(a).

         Section 802. Preservation of Information; Communications to Debentureholders. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Debenture Registrar and anyone else shall have the protection of TIA Section 312(c).

         Section 803. Reports by Trustee.

                  (a) Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Debentures remain outstanding, the Trustee shall mail to the Holders of the Debentures a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

                  (b) A copy of each report at the time of its mailing to the Holders of Debentures shall be mailed to the Company. The Company shall promptly notify the Trustee when the Debentures are listed on any stock exchange.

         Section 804. Reports by Company. The Company will:

                  (1) At any time the Company is not required to file information, documents or reports with the Commission pursuant to either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, file with the Trustee, in accordance with rules and regulations prescribed from time to time by the Commission, and at the times required thereunder to be filed, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) Transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register,
                           (A) within 30 days after the filing thereof with the Trustee, copies of any information, documents and reports required to be filed by the Company pursuant to paragraph (1) and (B) copies of any reports or other communications sent by the Company to holders of its Common Stock, at the same time such reports or other communications are sent to holders of Common Stock;

                  (3) Transmit promptly to any Debenture holder upon request a copy of any filing which the Company is required to file and has filed with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; and.

                  (4)      File with the Trustee the statement required by
                           Section 1106 when required thereby.


                                  ARTICLE NINE

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         Section 901. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (1) The corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium (if any) and interest on all the Debentures and the performance of every covenant of this Indenture, the Equity Contracts and the Master Equity Contract on the part of the Company to be performed or observed;

                  (2) Immediately after giving effect to such transaction, no Default or Event of Default, and no event which, after notice or lapse of time, or both, would become a Default or Event of Default, shall have happened and be continuing; and

                  (3) The company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 902. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 901, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to and be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in this Article) shall be discharged from all liability under this Indenture and in respect of the Debentures and may be dissolved and liquidated.


                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

         Section 1001. Supplemental Indentures without Consent of
Debentureholders. Without the consent of the Holders of any Debentures, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) To evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debentures contained;

                  (2) To add to the covenants of the Company, for the benefit of the Holders of the Debentures, or to surrender any right or power herein conferred upon the Company; or

                  (3) To cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this

                           Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders of the Debentures.

         Section 1002. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby:

                  (1) Change the Stated Maturity of the principal of, or any installment of interest on, any Debenture or reduce the principal amount thereof or the interest thereon or any premium payable on the redemption thereof, or change any place of payment where, or the coin or currency in which any Debenture, premium (if any) thereon or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the provisions of the Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders; or

                  (2) Reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder or their consequences) provided for in this Indenture; or

                  (3)      Modify any of the provisions of this Section or
                           Section 613, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby; or

                  (4) Adversely affect the right to exchange Commonly Registered Debentures for Unrestricted Debentures as provided in the Commonly Registered Debentures or in Article Thirteen; or

                  (5) Adversely affect the right to exchange Unrestricted Debentures for Commonly Registered Debentures as provided in the Unrestricted Debentures or in Article Fourteen.

                  It shall not be necessary for any Act of Debentureholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 1003. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 1004. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 1005. Reference in Debentures to Supplemental Indentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.


                                 ARTICLE ELEVEN

                                    COVENANTS

         Section 1101. Payment of Principal, Premium and Interest. The Company will duly and punctually pay or cause to be paid the principal of, premium (if any) and interest on the Debentures in accordance with the terms of the Debentures and of this Indenture. Notwithstanding the foregoing provisions of this Section 1101, if on or prior to the Stated Maturity expressed in the Commonly Registered Debentures the Company shall have elected to exercise its right to offset against its obligation to pay the principal amount of any one or more Commonly Registered Debentures as provided in the form of Commonly Registered Debenture set forth in Section 202, the provisions of this Section 1101 shall not apply with respect to any such amount so offset.

         Section 1102. Maintenance of Office or Agency. The Company will maintain an office or agency in the City of Columbus, Ohio, where Debentures may be presented or surrendered for payment and an office or agency in Greenwood, Indiana, where Debentures may be surrendered for transfer or exchange, where Commonly Registered Debentures may be surrendered in exchange for Unrestricted Debentures and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. Until otherwise designated by the Company in a written notice to the Trustee, such agency for the purpose of presentation or surrender for payment shall be the corporate trust office of the Trustee, in its capacity as Paying Agent, and such agency for all other purposes shall be the principal office of the Bank in the City of Greenwood, Indiana, at which, at any particular time, its corporate trust business is administered. The Company will give prompt written notice to the Trustee of any change in the location of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

                  In addition to such office or agency, the Company may from time to time designate one or more other offices or agencies where Debentures may be presented for any or all of such purposes specified above in this Section and may constitute and appoint one or more Paying Agents for the payment of such Debentures, in one or more other cities, and may from time to time rescind such designations and appointments; provided, however, that if at any time the Trustee is not appointed as a Paying Agent, the Company shall maintain an office and agency in the City of Greenwood, Indiana for such purposes.

         Section 1103. Money for Debenture Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium (if any) or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium (if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal of, premium (if any) or interest on any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal, premium, (if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium (if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) Hold all sums held by it for the payment of the principal of premium (if any) or interest on the Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) Give the Trustee prompt written notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal, premium (if any) or interest; and

                  (3) At any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent or then held by the Company in trust for the payment of the principal of, premium (if any) or interest on any Debenture and remaining unclaimed for three years after such principal, premium (if any) or interest has become due and payable, shall be paid to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the City of Indianapolis, Indiana, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  The provisions of this Section 1103 are subject to the provisions of the last sentence of Section 1101.

         Section 1104. Corporate Existence. So long as any of the Debentures shall be Outstanding, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and will comply with all laws applicable to it; provided, however, that nothing in this Section shall prevent (i) any consolidation, merger or conveyance or transfer of the properties of the Company substantially as an entirety as permitted by Article Nine, or (ii) the dissolution and liquidation of the Company after any such conveyance or transfer. The Company may omit in any particular instance to comply with any covenant or condition set forth in this
Section if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the Debentures at the time Outstanding, shall, by act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

         Section 1105. Restrictions on Disposition of Capital Stock of Major Subsidiaries. So long as any of the Debentures shall be Outstanding, the Company will not create any security interest in more than 20% of the shares of Capital Stock of any Major Subsidiary, or permit more than 20% of such shares (exclusive of Directors' qualifying shares) to be held directly or indirectly by any Person other than the Company or a corporation which is wholly-owned (except for Directors' qualifying shares) by the Company.

         Section 1106. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the President, or any Executive, Senior or other Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, stating, as to each signer thereof, that:

                  (1) A review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

                  (2) To the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.


                                 ARTICLE TWELVE

                            REDEMPTION OF DEBENTURES

         Section 1201. Conditions; Redemption Price. The Company may, at its option, redeem the Debentures, in whole but not in part, at any time prior to Maturity (a) if such redemption is made either (i) out of the proceeds of sale of common stock or perpetual preferred stock or other equity securities of the Company qualifying as regulatory capital pursuant to criteria established by the Federal Reserve Board or (ii) with the approval of the Federal Reserve Board; and (b) if at the time of mailing of the notice of redemption the Company is not in default in the payment of any Senior Indebtedness and at such time redemption of the Debentures would not result in a default in any covenant contained in any indenture or other instrument pursuant to which Senior Indebtedness is outstanding. Such redemption shall be at a Redemption Price which shall be the principal amount of each Debenture plus a Redemption Premium on such principal amount equal to the percentage of such principal amount then applicable under the following schedule:

                  If the Redemption Date is during the 12 months' period beginning July 1,

                                                                 Redemption
                  Year                                             Premium
                  ----                                           ----------

                  2002................................................8%
                  2003................................................7%
                  2004................................................6%
                  2005................................................5%
                  2006................................................4%
                  2007................................................3%
                  2008................................................2%
                  2009................................................1%

; provided, however, that if the Debentures are redeemed prior to July 1, 2010, but after the occurrence of a Adverse Tax Determination, or an Adverse Capital Determination, the Redemption Premium shall be one percent (1%). The Debentures may be redeemed without any Redemption Premium at any time on or after July 1, 2010. Upon any redemption, interest accrued from the most recent Interest Payment Date to the Redemption Date will be paid along with the Redemption Price.

         Section 1202. Notice of Redemption. In case the Company shall desire to exercise its right to redeem the Debentures pursuant to Section 1201, notice of such redemption shall be given to the holders of the Debentures to be redeemed as hereinafter in this Section 1202 provided. Such notice shall be given by the Company or, at the Company's direction, by the Trustee in the name and at the expense of the Company.

                  Notice of redemption shall be given by mailing to holders of the Debentures a notice of such redemption by first-class mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to their last addresses as they shall appear upon the Debenture Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. In any case, failure duly to give notice by mail, or any defect in the notice, to the Holder of any Debenture shall not affect the validity of the proceedings for the redemption of any other Debenture.

                  Each such notice shall specify the Redemption Date, the place of redemption and the Redemption Price at which the Debentures are to be redeemed, and shall state that the Debentures shall become due and payable on the Redemption Date, that payment will be made upon presentation and surrender of the Debentures, that from and after the Redemption Date interest thereon will cease to accrue and that interest accrued to the Redemption Date will be paid as specified in such notice.

                  At least one business day before the Redemption Date specified in the notice of redemption given as provided in this Section 1202, the Company will deposit with the Trustee or with the office or agency to be maintained by the Company as provided in Section 1102 an amount of money sufficient to redeem on such date all the Debentures at the Redemption Price, together (except if the Redemption Date is an Interest Payment
Date) with accrued interest to the Redemption Date.

                  The Company covenants and agrees, in connection with any redemption of the Debentures pursuant to this Article, to provide the Trustee with such lists of holders of Debentures and such other information and materials as, and at such times as, the Trustee may reasonably request.

         Section 1203. Payment of Debentures on Redemption. If notice of redemption shall have been given as provided in Section 1201, the Debentures shall become due and payable on the Redemption Date and at the place stated in such notice at the Redemption Price, together with accrued and unpaid interest to the Redemption Date, and on and after such Redemption Date, provided that the Company shall have deposited with the Trustee or with the office or agency to be maintained by the Company as provided in Section 1102 cash sufficient for the redemption thereof which shall then be held in trust, interest on the Debentures shall cease to accrue. On presentation and surrender of the Debentures at the place of payment specified in such notice, the Debentures shall be paid and redeemed at the Redemption Price, together with accrued and unpaid interest thereon to the Redemption Date. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall continue to be payable to the Holders of the Debentures on the relevant Regular Record Dates according to their terms and the provisions of Section 307 of this Indenture. If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium (if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.


                                ARTICLE THIRTEEN

                   EXCHANGE OF COMMONLY REGISTERED DEBENTURES
                           FOR UNRESTRICTED DEBENTURES

         Section 1301. Exchange Privilege.

                  (a) Subject to the provisions of Section 305, and subject to and upon compliance with the provisions of the form of the Commonly Registered Debenture set forth in Section 202 and of this Article Thirteen, the Holder of any Commonly Registered Debenture shall have the right, at his option, at any time prior to January 1, 2011, to exchange the principal amount of any such Commonly Registered Debenture, or any portion of such principal amount which is $1,000 or an integral multiple thereof, for an Unrestricted Debenture or Unrestricted Debentures in an aggregate principal amount equal to the principal amount or portion thereof of the Commonly Registered Debenture to be so exchanged, by surrender of the Commonly Registered Debenture to be so exchanged in whole or in part (such surrender to be made in the manner provided in Section 1302 and in compliance with the provisions of the Commonly Registered Equity Contract referred to on the face of such Commonly Registered Debenture and of the Master Equity Contract).

                  (b) Such Commonly Registered Debenture so surrendered shall be accompanied by a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the issuance of any Unrestricted Debenture in a name other than that of such Holder.

                  (c) Notwithstanding the foregoing, in any case in which the purchase price under a Commonly Registered Equity Contract shall have been paid on or after January 1, 2011, in whole or in part, in any manner other than by surrender of the Commonly Registered Debenture which refers to such Commonly Registered Equity Contract on the face thereof or by exercise of the Company's right of offset as provided in the form of Commonly Registered Debenture set forth in Section 202, the Holder of such Commonly Registered Debenture shall thereafter be entitled to exchange such Commonly Registered Debenture for an Unrestricted Debenture or Unrestricted Debentures of authorized denominations in an aggregate principal amount equal to the amount so paid.

                  (d) In any case in which the aggregate purchase obligation under a Commonly Registered Equity Contract shall have been paid prior to January 1, 2011, in whole or in part, in any manner other than by surrender of the Commonly Registered Debenture which refers to such Commonly Registered Equity Contract on the face thereof, the Holder of such Commonly Registered Debenture shall thereafter be entitled to exchange such Commonly Registered Debenture for an Unrestricted Debenture or Unrestricted Debentures in an aggregate principal amount equal to the amount so paid, and, if such aggregate purchase obligation shall not be paid in full, for a Commonly Registered Debenture in a principal amount equal to the remaining aggregate purchase obligation under such Commonly Registered Equity Contract. No exchange of a Commonly Registered Debenture for an Unrestricted Debenture or Debentures may be made after the Company shall have given notice of redemption of the Debentures as provided in Section 1202.

         Section 1302. Manner of Exercise of Exchange Privilege. In order to exchange any Commonly Registered Debenture, in whole or in part, for an Unrestricted Debenture or Unrestricted Debentures, the Holder of such Commonly Registered Debenture shall surrender such Commonly Registered Debenture at the office of the Equity Contract Agent in the City of Greenwood, Indiana, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and any instruments or notices as shall be required pursuant to the provisions of this Indenture, together with the Commonly Registered Equity Contract referred to on the face of such Commonly Registered Debenture, and except in the case of an exchange pursuant to Section 1301(c), an executed collateral agreement in the form set forth on the reverse of such Commonly Registered Equity Contract (or separate written collateral agreement satisfactory to the Company), and the Collateral (as defined in the Master Equity Contract) referred to in such collateral agreement which shall be of the kind and value required by Article VII of the Master Equity Contract. As promptly as practicable after surrender of such Commonly Registered Debenture, and any such written instrument of transfer, by the Equity Contract Agent and upon compliance with the provisions of such Commonly Registered Debenture, with the foregoing provisions of this Article Thirteen and with the provisions of the Master Equity Contract, the Company shall cause to be delivered to the Equity

Contract Agent, (i) an Unrestricted Debenture or Unrestricted Debentures in the aggregate principal amount issuable upon the exchange of such Commonly Registered Debenture or portion thereof in accordance with the provisions of this Article Thirteen and (ii) a new Commonly Registered Debenture or Commonly Registered Debentures in authorized denominations in an aggregate principal amount equal to the unexchanged portion of the principal amount of the Commonly Registered Debenture surrendered for exchange. Subject to the provisions of this Section and of Sections 305 and 1301, each exchange shall be deemed to have been effected on the date on which such Commonly Registered Debenture shall have been surrendered and all applicable provisions of Section 305, of this Article Thirteen and of the Master Equity Contract shall have been complied with, as aforesaid, and the Person or Persons in whose name or names any Unrestricted Debenture or Unrestricted Debentures shall be issued upon such exchange shall be deemed to have become on said date the Holder or Holders thereof. No adjustment shall be made for interest accrued on any Commonly Registered Debenture or portion thereof that shall be exchanged or on any Unrestricted Debenture or Unrestricted Debentures that shall be issuable upon the exchange of such Commonly Registered Debenture or portion thereof.

         Section 1303. Conversion of Commonly Registered Debentures upon Cancellation of Equity Contracts. Notwithstanding the provisions of Section 305 and the foregoing provisions of this Article Thirteen, upon any cancellation of the Equity Contracts pursuant to Section 2.06 of the Master Equity Contract, each Commonly Registered Debenture shall be deemed to be converted into an Unrestricted Debenture of like unpaid principal amount and registered in the name of the Holder of such Commonly Registered Debenture.


                                ARTICLE FOURTEEN

                     EXCHANGE OF UNRESTRICTED DEBENTURES FOR
                         COMMONLY REGISTERED DEBENTURES

         Section 1401. Exchange Privilege. Subject to the provisions of Section 305, and subject to and upon compliance with the provisions of the form of the Unrestricted Debenture set forth in Section 204 and of this Article Fourteen, the Holder of any Unrestricted Debenture shall have the right, at his option, at any time prior to January 1, 2011, to exchange the principal amount of any such Unrestricted Debenture, or any portion of such principal amount which is $1,000 or an integral multiple thereof, for a Commonly Registered Debenture or Commonly Registered Debentures in an aggregate principal amount equal to the principal amount or portion thereof of the Unrestricted Debenture to be so exchanged, by surrender of the Unrestricted Debenture to be so exchanged in whole or in part (such surrender to be made in the manner provided in Section 1402 and in compliance with the provisions of the Master Equity Contract). Such Unrestricted Debenture so surrendered shall be accompanied by a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the issuance of any Commonly Registered Debenture in a name other than that of such Holder.

         Section 1402. Manner of Exercise of Exchange Privilege. In order to exchange any Unrestricted Debenture, in whole or in part, for a Commonly Registered Debenture or Commonly Registered Debentures, the Holder of such Unrestricted Debenture shall surrender such Unrestricted Debenture at the office of the Equity Contract Agent in the City of Greenwood, Indiana, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing, and any instruments or notices which shall be required pursuant to the provisions of this Indenture, together with
(i) a Collateralized Equity Contract or Collateralized Equity Contracts with an aggregate purchase obligation equal to the principal amount of such Unrestricted Debenture, and (ii) an executed acceptance agreement in the form of the acceptance set forth on the reverse of such Collateralized Equity Contract (or separate written acceptance agreement satisfactory to the Company). As promptly as practicable after surrender of such Unrestricted Debenture and any such written instrument of transfer by the Equity Contract Agent, and upon compliance with the provisions of such Unrestricted Debenture, with the foregoing provisions of this Article Fourteen and with the provisions of the Master Equity Contract, the Company shall cause to be delivered to the Equity Contract Agent
(i) a Commonly Registered Debenture or Commonly Registered Debentures in the aggregate principal amount issuable upon the exchange of such Unrestricted Debenture or portion thereof in accordance with the provisions of this Article Fourteen and (ii) a new Unrestricted Debenture or Unrestricted Debentures in authorized denominations in an aggregate principal amount equal to the unexchanged portion of the principal amount of the Unrestricted Debenture surrendered for exchange. Each Commonly Registered Debenture so issued upon exchange of such Unrestricted Debenture shall refer, on the face thereof (by letters and numbers), to a Commonly Registered Equity Contract representing an aggregate purchase obligation for shares of Common Stock equal to the principal amount of such Commonly Registered Debenture. Such Commonly Registered Debenture shall be registered in the name of the obligor under and registered owner of such Commonly Registered Equity Contract as requested by the Equity Contract Agent. Subject to the provisions of this Section and of Sections 305 and 1401, each exchange shall be deemed to have been effected on the date on which such Unrestricted Debenture shall have been surrendered and all the applicable provisions of Section 305, of this Article Fourteen and of the Master Equity Contract shall have been complied with, as aforesaid, and the Person or Persons in whose name or names any Commonly Registered Debenture or Commonly Registered Debentures shall be issued upon such exchange shall be deemed to have become on said date the Holder or Holders thereof. No adjustment shall be made for interest accrued on any Unrestricted Debenture or portion thereof that shall be exchanged or on any Commonly Registered Debenture or Commonly Registered Debentures that shall be issuable upon the exchange of such Unrestricted Debenture or portion thereof.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts share together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.

                                              FIRST SHARES BANCORP, INC.


                                              By:
                                                 -------------------------------
                                                  Jerry R. Engle
                                                  President




Attest:




---------------------------
Kimberly B. Kling
Secretary

                                              THE HUNTINGTON NATIONAL BANK


                                              By:
                                                 -------------------------------
                                                  Cheri Scott-Geraci
                                                  Vice President

Attest:



---------------------------
Assistant Secretary

STATE OF INDIANA          )
                          )  SS:
COUNTY OF JOHNSON         )

         On the ______ day of ____________, 2002, before me personally came Jerry R. Engle, to me known, who, being by me duly sworn, did depose and say that he is President of First Shares Bancorp, Inc., one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                                 -------------------------------
                                                     Notary Public
My County of Residence:
                                                 -------------------------------
-----------------------                              Printed

My Commission Expires:

-----------------------

STATE OF OHIO             )
                          )  SS:
COUNTY OF HAMILTON        )

                  On the ______ day of ____________, 2002, before me personally came Cheri Scott-Geraci, by me known, who, being by me duly sworn, did depose and say that she is Vice President of The Huntington National Bank, one of the corporations described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of said bank.



                                                 -------------------------------
                                                     Notary Public
My County of Residence:
                                                 -------------------------------
-----------------------                              Printed

My Commission Expires:

-----------------------